February 4, 2021 Fourth Quarter and Full Year 2020 Earnings Presentation

Disclaimer 2 IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. Financial information contained in this presentation is unaudited. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include assumptions about expense control measures, debt capitalization and liquidity, customer demand, competitive landscape and product trends, level of customer assistance requests, the ongoing expansion of the Verge Credit product, financial performance of our Cash Money and Lend Direct Canadian businesses for 2021, contributions from Katapult and contributions from Flexiti in 2021 and 2022. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions and judgments, including the effects on our business of the COVID-19 pandemic, its impact on our ability to continue to service our customers, actions of the government to stimulate the economy, our revenue and overall financial performance and the manner in which we are able to conduct our operations, the performance of Katapult, increases in charge-offs in light of the impact of the COVID-19 pandemic, our ability to execute on our business strategy and our ability to accurately predict our future financial results. These assumptions and judgments may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There are important factors both within and outside of our control that could cause our actual results to differ materially from those in the forward-looking statements. These factors include the impact of COVID-19 and government reaction thereto on the macro-economic environment and how that may impact our customers and other parties with whom we do business, our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third- party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers; disruption caused by employee or third-party theft and errors in our stores as well as other factors discussed in our filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. Non-GAAP Financial Measures In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are intended as a supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net earnings, cash flows provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets should not be considered as measures of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by reference to its GAAP results and using Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within Exhibit 99.1 on Form 8-K filed on February 4, 2021, slides 18-19 and within the Supplemental Tables to the CURO Q4 2020 Conference Call at https://ir.curo.com/events-and-presentations.

CURO 2020 in Review 3 Katapult Value Realization  Opportunistically increased Katapult ownership to 47.7% prior to FinServ merger agreement  $27 million total cash investment created $520 - $540 million value (1) for CURO shareholders via cash and retained ~21% ownership of a leading provider of e-commerce point-of-sale lease purchase options for non-prime US consumers Canadian growth and focus on card products  Delivered continued growth in Canada loan balances with strong credit performance  On February 1, 2021 announced agreement to acquire Flexiti, an emerging growth Canadian point-of-sale / buy-now-pay-later provider allowing us to access the full spectrum of Canadian consumers Loan trends, credit and COVID-19 impacts  COVID-19 impacts lowered loan demand and loan balances after the first quarter  Historically good credit performance plus strict expense management drove solid quarterly earnings for all of 2020; significantly increased cash and liquidity levels  Canada loan balances grew 9.2% YoY with continued shift to Open-End from Single Pay  U.S. 9.3% fourth quarter sequential loan balance growth ($22 million) driven by on-line lending via Verge Credit brand (1) Based upon FSRV share price as of February 3, 2021; range subject to SPAC investor redemptions. Managed the pandemic while creating significant value

- 2,000 4,000 6,000 8,000 10,000 U.S. Canada Operating Highlights 4 (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. (2) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within pages 13 and 14 of Exhibit 99.1 to Form 8-K filed on February 4, 2021, slide 19 of this presentation and within the Supplemental Tables to the CURO Q4 2020 Conference Call at https://ir.curo.com/events-and-presentations. Customer Trends Weekly Application Volume (indexed to 3/8/20) Loan Balances (1) Balance Sheet And Credit Financial Performance ($ in millions) Transaction Mix (by week) COVID-19 Payment Assistance Provided (loan count) Cash Balances Early-stage Delinquencies Revenue Adjusted EBITDA (2) Adjusted EPS (2) $615 $677 $731 $743 $620 $491 $537 $598 $0 $175 $350 $525 $700 $875 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 $83 $92 $62 $75 $139 $269 $205 $213 $0 $50 $100 $150 $200 $250 $300 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 ($ in millions) $0 $100 $200 $300 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Revenue Net revenue ($ in millions) $0.80 $0.52 $0.71 $0.80 $0.77 $0.53 $0.27 $0.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 ($ in millions) $73 $54 $67 $68 $66 $51 $36 $34 10% 15% 20% 25% 30% $0 $20 $40 $60 $80 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Adjusted EBITDA Adjusted EBITDA (%) YoY Change -40% -30% -20% -10% 0% 10% 20% 0% 2% 4% 6% 8% 10% Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Early Stage Delinquencies YoY Change in Early Stage Delinquencies 20% 60% 100% 140% 180% 220% 30% 40% 50% 60% 70% Internet Store

Customers are Managing their Finances Prudently 5 Pre-COVID financial health, lockdowns, pandemic-induced uncertainty and stimulus = low demand Weekly Loan Application Volumes (indexed to week of 3/7) Weekly Loan Approval Rates (indexed to week of 3/7) Loan Originations (indexed to week of 3/7) 0% 100% 200% 300% Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 2019-2020 2020-2021 0% 50% 100% 150% 200% 250% Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 2019-2020 2020-2021 40% 60% 80% 100% 120% Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 2019-2020 2020-2021

Customers are Managing their Finances Prudently (cont’d) YoY Change in Past Due AR Past Due AR % 6 Weekly Delinquent Loans as Percentage of Total (excluding Single Pay loans) -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 0% 5% 10% 15% 20% 1-30 DPD 31-60 DPD 61+ DPD YOY Change in Past Due

COVID-19 Customer Care Plan Reinforces our Commitment to Service and Responsible Lending 7 Through January 31, 2021, we have provided substantial financial support to our customers in the form of Payment Waivers, Due Date Changes and Payment Plans on over 84,000 loans or 16% of our active loans Over $6.0 million of Payments Waived on 28k accounts 27k Due Date Changes, and over 11k Payment Plans Cashed stimulus checks worth $75 million free of charge saving customers approximately $1.3 million Committed $700,000 to Frontline Foods to help feed healthcare workers Waived 400k Returned Item fees saving customers over $9.9 million

Stimulus Support Impacts Non-prime Consumers 8  Lower-income consumers are increasing spending the most despite being the most impacted by job losses  Spending by the unemployed increased by 22% upon receipt of unemployment benefits then declined by 14% in August with the expiration of the $600 supplement (1)  The unemployed roughly doubled their liquid savings over the four-month period between March and July 2020 but then spent two-thirds of the accumulated savings in August (1) (1) JPMorgan Chase Institute, “The unemployment benefit boost: Initial trends in spending and saving when the $600 supplement ended;” October 2020 (2) Opportunity Insights; Consumer spending data based on credit and debit card spending from Affinity Solutions; Employment data based on payroll data from Paychex and Intuit and timesheet data from Kronos (3) Bureau of Economic Analysis Percent Change in Employment (2)Percent Change in Consumer Spending (2) -40% -30% -20% -10% 0% 10% 20% Low Income Middle Income High Income (Indexed to January 2020) -50% -40% -30% -20% -10% 0% 10% Low Wage (<$27K) Middle Wage ($27K-$60K) High Wage (>$60K) (Indexed to January 2020) Year-over-year Percent Change in U.S. Personal Income (3) Personal income rises as earnings decline -10% -5% 0% 5% 10% 15% 20% 25% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Earnings Current transfer receipts Personal income Note: Current transfer receipts includes the impact of various stimulus measures

Changes in loan balances affect provision comps 9 Allowance coverage reflects continued uncertainty levels ($ in millions) Allowance for loan losses as a percentage of loans by product (1) Provision for loan losses by product 0% 5% 10% 15% 20% 25% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Open-End Unsecured Installment Unsecured Installment - CSO Secured Installment Single-Pay (1) Includes the Allowance for Loan Losses for Company Owned Loans and Liability for Loans Guaranteed by the Company under CSO programs 1 $25 $29 $31 $38 $41 $21 $22 $20 $34 $34 $32 $33 $26 $13 $10 $16 $27 $28 $37 $35 $27 $11 $15 $23 $7 $8 $9 $11 $10 $7 $3 $4 $8 $12 $15 $12 $10 -$3 $5 $6 -$20 $0 $20 $40 $60 $80 $100 $120 $140 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Open-End Unsecured Installment Unsecured Installment - CSO Secured Installment Single-Pay

Continuing to Manage Expenses Carefully  Lowered operating expenses across several major categories starting mid-March – Reduced advertising and variable compensation costs, froze hiring, suspended merit increases and drove savings from work-from-home initiatives  Realized greater than targeted $11 million to $13 million in cost savings in Q2 and Q3 2020  Third quarter advertising increase in response to reopening efforts  Fourth quarter operating expense includes incremental variable compensation and investments in strategy  Refer to Slide 18 for reconciliation to core costs and anticipated 2021 run rate 10 Core Operating Expense Trends (1) ($ in millions) (1) Adjusted Non-Advertising Costs and Adjusted Corporate, district and other excludes Depreciation and Amortization and other expenses excluded in reconciliation of Net Income to Adjusted Net Income. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slide 18. $0 $35 $70 $105 $140 $175 $210 $245 $280 $315 $350 $385 $420 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 2019 2020 Advertising Adjusted NACOPS Adjusted Corporate, district and other Total Core Costs

Comparative Value in Canadian Market 11 CURO’s Business In Canada Has Been Resilient Through COVID-19 Impacts (US $ in millions) Only two competitors at comparable scale Best direct comparable company is goeasy Ltd (TSX:GSY) Stable, federally-defined regulatory market for multi-payment loans = higher multiples than U.S. peers CURO’s Open-end loans reach both sub-prime and near-prime customers (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics on slide 19. (2) Estimates based on company forecasts; Canada Adjusted EBITDA calculated as segment operating income plus $5 million of Depreciation and Amortization, $15 million and $12 million of interest expense in 2021, and any foreign currency exchange rate impacts. Estimates exclude the impact of the Flexiti acquisition. (3) FactSet consensus estimates for goeasy’s Adjusted EPS as of February 3, 2021 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2018 2019 2020 2021E Net revenue Adj. EBITDA GSY share price = $101.11 (CAD 2/3/21) 13.7x 11.9x 0x 4x 8x 12x 2020 2021E EPS (3) $7.37 $8.53 Canadian Competitor GSY P/E Multiples (1) (2)(1)(1)

12 Katapult Transaction Summary Key Performance Metrics Illustrative FinServ Price per Share (1) $16.80 0% Estimated Proceeds SPAC Holder Redemption Assumption 25% Cash to CURO at closing $130 million $105 million CURO Retained Katapult Ownership Percentage 3.0 million Implied Earn-out shares received 21.5% 23.8% Current Market Value of Retained Ownership $390 million $435 million Estimated after tax gain per CURO share (2) (1) Based on FSRV closing share price on February 3, 2021. (2) Based on investment tax basis of $27.5 million, assuming 26% effective tax rate and 43.0 million fully diluted shares. For U.S. GAAP purposes, Fair Value accounting conclusion may differ from quoted market price. Example provided solely to illustrate market-based value to shareholders $8.55 $8.80 9 Months ended 9/30/19 9/30/20 Revenue $59.5 $173.8 Gross Profit $12.9 $57.3 Operating expenses $22.6 $28.2 Interest and debt extinguishment $6.6 $10.0 Net (Loss) Income ($16.3) $18.6 Originations $54.1 $142.5 CURO Retained Katapult Shares 23.5 million 26.0 million ($ in millions)

Company Overview – Flexiti

- 2013 Founded
- C$266.0 million loan balances with 160,000 active cards as of 12/31/20
- C$3.5 billion open to buy with > 1.1 million customers
- 6,000 Merchant locations and e-commerce sites
- C$1,575 Avg. Transaction Size
- 738 / C$101k Avg. Origination Risk Score / Income



SHOP

Key Company Highlights

- **"Apply and buy" POS/BNPL** financing platform
- Fully automated application process; transact in 3 minutes
- Proprietary technology supports omni-channel customer journey
- Significant acceleration of e-commerce in 2020
- Revolving credit line for in-network at ~6,000 locations and e-commerce sites

Flexible Product Offerings

Deferred Payment Option	Payments are deferred until the end of the promotional period Terms ranging from 3 to 24 months
Equal Monthly Payments	Split the purchase into equal monthly payments Terms ranging from 3 to 72 months
Regular Credit Purchase	Use the Flexiti account to make everyday purchases No promotional terms, pay off monthly

13

14 One of Canada’s Fastest-Growing POS/BNPL Lenders Annual Originations (C$ in millions) $49 $182 $254 $292 $475 2017 2018 2019 2020E Q4 2020E Annualized Impressive Merchant Partners Accepting the FlexitiCard Company Overview – Flexiti

Flexiti Transaction Summary  Acquisition of 100% of equity of Flexiti using CURO excess cash  Cash paid at closing = $85.0 million (1)  2021-2022 earn-outs up to $36.4 million based on risk-adjusted revenue and origination targets (1)  All corporate debt repaid at closing; only nonrecourse asset-backed warehouse facility assumed Leadership and Closing  Impact of provision build associated with rapid loan growth is expected to dilute CURO 2021 AEPS by up to $10 million ($0.23 per share) (2)  Scale and margin expansion expected to drive accretion of up to $20 million ($0.46 per share) in 2022 compared to 2021 (2)  Originations funded by nonrecourse asset-backed warehouse facility; expect to access ABS market 1H2021  Cash-flow positive in 2021 2021 and 2022 Financial Impact  Flexiti leadership enters into employment agreements  Transaction has been approved by the Board of Directors of each company  Expected to close in Q1 2021  Closing subject to customary Canadian regulatory approvals 15 Transaction Consideration (1) Based on CAD to USD conversation rate of 0.783 as of January 29, 2021 (2) Dilution and accretions to AEPS excludes impacts of (a) purchase accounting; (b) any income statement impact from earn-out amortization and adjustment, and; (c) any costs incurred related to credit facilities other than interest and amortization of deferred financing fees.

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Senior Notes 8.25% U.S. SPV (3) 1-Mo LIBOR + 6.25% (3) Canada SPV 3-Mo CDOR + 6.75% U.S. Revolver 1-Mo LIBOR + 5.00% Canada Revolver Canada Prime Rate +1.95% Interest Rate Counterparties 2021 2022 2023 2024 2025 Strong Debt Capitalization and Liquidity 16 Note: Debt balances are reflected net of deferred interest costs. Subtotals may not sum due to rounding. (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within pages 13 and 14 of Exhibit 99.1 to Form 8-K filed on February 4, 2021 and within the Supplemental Tables to the CURO Q4 2020 Conference Call at https://ir.curo.com/events-and-presentations. (2) Net Debt excludes U.S. and Canada SPV debt. (3) The Non-Recourse U.S. SPV Facility was entered into on April 8, 2020. The Non-Recourse U.S. SPV Facility initially provided for $100.0 million of borrowing capacity, which increased to $200.0 million on July 31, 2020 following additional commitments. As a result of the increase in commitments, interest now accrues at an annual rate of one-month LIBOR (with a floor of 1.65%) plus the lesser of (i) 6.95% and (ii) the sum of (a) 6.25% on balances up to $145.5 million and (b) 9.75% on balances greater than $145.5 million. ($ in millions) Well-positioned Funding for Growth Supported by High-Quality Partners Strong Liquidity with Modest LeverageProven Access to Diverse Funding Sources $695 $765 $877 $877 $1,077 $- $200 $400 $600 $800 $1,000 $1,200 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 Senior Notes U.S. SPV Commitment (3) Canada SPV Commitment U.S. Revolver Capacity Canada Revolver Capacity ($ in millions) 2016 2017 2018 2019 2020 Unrestricted cash 182.9$ 153.5$ 61.2$ 75.2$ 216.8$ Debt / LTM adjusted EBITDA (1) 3.2x 3.0x 3.7x 3.0x 4.3x Net Debt / LTM adjusted EBITDA (2) 2.7x 2.5x 3.2x 2.6x 3.6x LTM adjusted ROAA (1) 11.3% 11.3% 10.9% 13.2% December 31, 6.6%

17 Appendix

Core Operating Expense Reconciliation

Core Operating Expense Reconciliation

($Millions)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	QX 2021 (3)
Corporate, district and other	$ 49.1	$ 35.3	$ 38.7	$ 37.1	$ 42.8	$ 36.8	$ 36.7	$ 43.6	$ 44.1
Less:									
Depreciation and Amortization	2.1	1.8	1.8	1.8	1.9	1.9	1.8	1.8	1.9
Share-based compensation (1)	2.2	2.6	2.8	2.7	3.2	3.3	3.4	3.0	3.2
Legal and other (1)	1.8	-	0.9	2.2	1.1	0.9	1.4	2.2	-
U.K. related costs (1)	7.8	0.7	0.3	-	-	-	-	-	-
Canada GST Adjustment (1)	-	-	-	-	-	2.2	-	-	-
Add:									
Reclass Ad Astra pre-acquisition (2)	4.7	3.7	3.6	3.6	-	-	-	-	-
Adjusted Corporate, district and other	$ 39.9	$ 33.8	$ 36.4	$ 34.0	$ 36.6	$ 28.5	$ 30.0	$ 36.7	$ 39.0
Non-advertising costs of providing services	$ 62.3	$ 58.3	$ 60.3	$ 60.3	$ 55.4	$ 49.6	$ 49.3	$ 51.5	$ 55.9
Less:									
Depreciation	2.8	2.8	2.8	2.7	2.6	2.6	2.5	2.4	2.5
Reclass Ad Astra pre-acquisition (2)	4.7	3.7	3.6	3.6	-	-	-	-	-
Adjusted Non-advertising costs of providing services	$ 54.8	$ 51.8	$ 54.0	$ 54.0	$ 52.7	$ 47.0	$ 46.7	$ 49.1	$ 53.4
Advertising	$ 7.8	$ 12.8	$ 16.4	$ 16.4	$ 12.2	$ 5.8	$ 14.4	12.2	
Adjusted Non-advertising costs of providing services	54.8	51.8	54.0	54.0	52.7	47.0	46.7	49.1	
Adjusted Corporate, district and other	39.9	33.8	36.4	34.0	36.6	28.5	30.0	36.7	
Total Core Costs	$ 102.5	$ 98.4	$ 106.8	$ 104.4	$ 101.5	$ 81.3	$ 91.2	97.9	

	2019	2020	2021 (3)
Corporate, district and other	$ 160.1	$ 159.9	$ 176.4
Less:			
Depreciation and Amortization	7.5	7.4	7.6
Share-based compensation (1)	10.3	12.9	12.8
Legal and other (1)	4.8	5.7	-
U.K. related costs (1)	8.8	-	-
Canada GST Adjustment (1)	-	2.2	-
Add:			
Reclass Ad Astra pre-acquisition (2)	15.5	-	-
Adjusted Corporate, district and other	$ 144.1	$ 131.8	$ 156.0
Non-advertising costs of providing services	$ 241.2	$ 205.7	$ 223.6
Less:			
Depreciation	11.1	10.1	10.0
Reclass Ad Astra pre-acquisition (2)	15.5	-	-
Adjusted Non-advertising costs of providing services	$ 214.6	$ 195.5	$ 213.6
Advertising	53.4	44.6	
Adjusted Non-advertising costs of providing services	214.6	195.5	
Adjusted Corporate, district and other	144.1	131.8	
Total Core Costs	$ 412.1	$ 371.8	

(1) For a description of each addback, refer to the Supplemental Tables to the CURO Q4 2020 Conference Call at https://ir.curo.com/events-and-presentations

(2) Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to acquisition, direct costs related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs.

(3) Expected 2021 average quarterly run rate; each quarter may contain some seasonality. Prior to acquisition of Flexiti.

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Canada Adjusted EBITDA Reconciliation 19 ($Millions) (1) For a description of legal and other costs, Canada GST and other adjustments used in the reconciliation to Adjusted EBITDA, refer to the Supplemental Tables to the CURO Q4 2020 Conference Call at https://ir.curo.com/events-and-presentations Canada Income Statement 2018 2019 2020 Revenue 191.9$ 228.3$ 208.9$ Provision for losses 73.0 76.4 58.6 Net revenue 118.9 151.8 150.2 Advertising costs 10.5 6.7 3.9 Non-advertising costs of providing services 67.8 69.5 68.2 Total cost of providing services 78.3 76.2 72.1 Gross margin 40.6 75.7 78.2 Corporate, district and other 19.6 21.9 22.7 Interest expense 4.0 10.4 9.3 Total operating expense 23.6 32.4 32.0 Segment operating income 17.0 43.3 46.2 Interest expense 4.0 10.4 9.3 Depreciation and amortization 4.5 4.8 4.5 EBITDA 25.5 58.6 60.0 Legal and other costs (1) 0.1 - - Canada GST (1) 2.2 Other adjustments (1) 0.3 0.3 0.7 Adjusted EBITDA 25.9$ 58.9$ 62.8$ Adjusted EBITDA Margin 13.5% 25.8% 30.1% For the year ended December 31,